UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023
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LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 — Corporate Governance and Management

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On and effective November 14, 2023, the Board of Directors (the “Board”) of Lear Corporation (the “Company”) approved an amendment and restatement to the Company’s Amended and Restated Bylaws (as amended and restated, the “Amended Bylaws”).
The Amended Bylaws incorporate and update certain procedural mechanics and disclosure requirements for director nominations by stockholders to address the effectiveness of the Securities and Exchange Commission’s “universal proxy” rules set forth in Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), by:
•requiring that any stockholder giving notice of any nomination include a representation in such notice as to whether the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company;
•requiring the provision of information satisfying the requirements of Rule 14a-19 and additional background information and disclosures regarding proposed or possible nominees;
•requiring a stockholder submitting a nomination to provide the Company with reasonable evidence that it has complied with the requirements of Rule 14a-19 and the Amended Bylaws two business days prior to the applicable stockholders meeting;
•requiring that the stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•requiring that the stockholder further update and supplement such notice as necessary and in writing no later than five business days after the stockholder files a definitive proxy statement in connection with the annual stockholders meeting, or special meeting of stockholders as applicable, to ensure that the information provided remains true and correct;
•preventing stockholders from nominating a greater number of director candidates than are subject to election at the applicable stockholders meeting; and
•providing that if any stockholder submitting a nomination fails to comply with the requirements of Rule 14a-19 or the Amended Bylaws, the Company shall disregard any proxies or votes solicited for the proposed nominee and shall treat such votes that it receives for the proposed nominee as abstentions.
In addition, as the Company’s Amended and Restated Bylaws have not been updated since 2009, the amendments in the Amended Bylaws include, among other technical, clarifying and conforming changes, revisions that are responsive to certain changes that have been made to the Delaware General Corporation Law (“DGCL”), as well as current prevailing corporate governance practices:
•changes conforming to DGCL Section 219, which was amended to no longer require that stockholder lists be available during stockholder meetings;
•providing a default location for the annual stockholders meeting in the event the Board does not declare a meeting location;
•explicitly permitting stockholders meetings to be conducted using remote communications;
•clarifying the power of the Board to postpone, reschedule or cancel any previously scheduled annual or special meeting of stockholders;
•updating notice requirements for the adjournment of any meeting of stockholders; and
•clarifying the power of the Chairperson of the meeting or the Chairperson of the Board to adjourn any meeting of stockholders whether or not a quorum exists.
The foregoing description of the changes to the Company’s Amended and Restated Bylaws as set forth in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Exhibit Description

3.1	Second Amended and Restated Bylaws of Lear Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: November 16, 2023	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer